UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                                 Current Report

                        Pursuant to Section 13 or 15 (d)

                     of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): January 31, 1996


                            HOMESTAKE MINING COMPANY
             (Exact name of Registrant as specified in its charter)




        Delaware                 1-8736                 94-2934609
      (State or other           (Commission            (I.R.S. Employer
       jurisdiction of           File Number)           Identification Number)
       incorporation)



           650 California Street, San Francisco, California 94108-2788
               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (415) 981-8150


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Item 5.  Other Events.

On January 31, 1996 the Registrant issued the press release appended as Exhibit 99.8, announcing that the Registrant's offer to acquire the shares of its subsidiary, Homestake Gold of Australia Limited ("HGAL"), that Homestake did not own already will close on February 9, 1996 and that the Registrant now owns 98.3% of the shares of HGAL. Homestake intends to proceed to compulsorily acquire the remaining shares in HGAL to which it is not presently entitled as soon as possible.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

Exhibit 99.8        On   January 31, 1996  the  Registrant  issued  the   press
                    release appended as Exhibit 99.8, announcing that the Registrant's offer to acquire the shares of its subsidiary, Homestake Gold of Australia Limited ("HGAL"), that Homestake did not own already will close on February 9, 1996 and that the Registrant now owns 98.3% of the shares of HGAL. Homestake intends to proceed to compulsorily acquire the remaining shares in HGAL to which it is not presently entitled as soon as possible.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   January 31, 1996

                                      HOMESTAKE MINING COMPANY
                                            (Registrant)


                                      By: /s/David W. Peat
                                          ----------------
                                          David W. Peat
                                          Vice President and Controller





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